Smarter Growth, Better Service January 13, 2026 Exhibit 99.2

Disclaimers Forward-Looking Statements: This presentation (including oral commentary that accompanies this presentation) has been prepared by Guardian Pharmacy Services, Inc. (“Guardian,” the “Company,” “we” or “us”) and contains forward-looking statements. Forward-looking statements are all statements other than those of historical fact. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are forward-looking. In some cases, you can identify forward-looking statements through the use of words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “seeks,” “intends,” “plans,” “projects,” “estimates,” ”outlook,” “contemplates,” “aims,” “continues,” “anticipates” and similar expressions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties. Among the factors that could cause actual results to differ materially from those suggested by forward-looking statements are: our ability to effectively execute our business strategies, implement new initiatives and improve efficiency; our ability to effectively market and sell, customer acceptance of, and competition for, our pharmaceutical and health care services in new and existing markets; our relationships with pharmaceutical wholesalers and key manufacturers, long-term health care facilities (“LTCFs”) and health plan payors; our ability to maintain and expand relationships with LTCF operators on favorable terms; the impact of a national emergency, public health crisis, global pandemic or outbreak of infectious disease on our employees and business and on our supply chain and the LTCFs we serve; continuing government and private efforts to lower pharmaceutical costs, including by limiting pharmacy reimbursements; changes in, and our ability to comply with, healthcare and other applicable laws, regulations or interpretations; further consolidation of managed care organizations and other health plan payors and changes in the terms of our agreements with these parties; our ability to retain members of our senior management team, our local pharmacy management teams and our pharmacy professionals; our exposure to, and the results of, claims, legal proceedings and governmental inquiries; our ability to maintain the security and integrity of our operating and information technology systems and infrastructure (e.g., against cyber-attacks); product liability, product recall, personal injury or other health and safety issues related to the pharmaceuticals we dispense; the impact of supply chain and other manufacturing disruptions or trade policies related to the pharmaceuticals we dispense; the sufficiency of our sources of liquidity and financial resources to fund our future operating expenses and capital expenditure requirements, and our ability to raise additional capital, if needed; the misuse or off-label use, or errors in the dispensing or administration, of the pharmaceuticals we dispense; the market price of shares of our Class A common stock has experienced, and may in the future experience, substantial volatility due to relatively lower trading volumes and a limited public float; and such other risks that are described in our most recent Annual Report on Form 10-K, in any subsequent Quarterly Report on Form 10-Q, and in our other public filings with the Securities and Exchange Commission ("SEC"). The forward-looking statements included in this presentation are made only as of the date hereof. Neither the Company nor its advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in the Company’s expectations, except as may be required by law. Accordingly, the Company cautions you not to place any undue reliance on any forward-looking statements. Industry Data: This presentation also includes data, forecasts, and information obtained from industry publications and other information available to us. Some data is also based on our good-faith estimates, which are derived from management’s knowledge of the industry and independent sources. We have not independently verified any of the data from third-party sources, nor have we ascertained the underlying assumptions relied upon therein. While we are not aware of any misstatements regarding the industry data presented herein, estimates and forecasts involve uncertainties and risks and are subject to change based on various factors. Non-GAAP Financial Measures: The financial information in this presentation includes certain information that is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. The non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly titled measures reported by other companies. See the appendix to this presentation for a reconciliation of each non-GAAP measure to its most directly comparable GAAP financial measure. No Offer or Solicitation: This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

David Morris EVP, CFO, Co-founder Fred Burke President, CEO, Co-founder shley Stockton Head of Investor Relations Co-founded Guardian Pharmacy Services in 2004 Previously co-founded Central Pharmacy Services, Inc. (“CPSI”). CPSI, a nuclear pharmacy company, served over 1,000 hospitals and clinics in 22 states (acquired by Cardinal Health) Founded Sales Technologies, Inc. which provided sales force automation software (acquired by Dun & Bradstreet) Served as a consultant for McKinsey & Company and a brand manager for Procter & Gamble Co-founded Guardian Pharmacy Services in 2004 Previously CFO of Central Pharmacy Services, Inc., serving in a crucial role as the business quickly grew before being acquired by Cardinal Health Served as President of the PBM Division of Complete Health and established and led its subsidiary, Rx Management Served as an auditor for Ernst & Young Joined Guardian Pharmacy Services in 2025 Over thirty years of experience in equity markets; most recently, served as Head of Southeast Institutional Equity Sales for J.P. Morgan Served as an equity research associate at J.P. Morgan and Bear, Stearns & Co. Joined Guardian Pharmacy Services in 2025 Over thirty years of experience in equity markets; most recently, served as Head of Southeast Institutional Equity Sales for J.P. Morgan Served as an equity research associate at J.P. Morgan and Bear, Stearns & Co. She also held an analyst role in Investment Banking at Bank of America. Kendall Forbes EVP, Sales and Operations Co-founded Guardian Pharmacy Services in 2004 Previously co-founded Central Pharmacy Services, Inc. Managed field business units and developed evolving structures and systems to leverage organizational skills before being acquired by Cardinal Health. Founder and Owner of Baton Rouge Central Pharmacy, a nuclear pharmacy David Morris EVP, CFO, Co-founder Ashley Stockton Investor Relations Co-founded Guardian Pharmacy Services in 2004 Previously CFO of Central Pharmacy Services, Inc., serving in a crucial role as the business quickly grew before being acquired by Cardinal Health Served as President of the PBM Division of Complete Health and established and led its subsidiary, Rx Management Served as an auditor for Ernst & Young

Transforming Medication Management for Seniors in Assisted Living Facilities (ALF) Guardian: A Differentiated LTC Pharmacy Services Company Who is Guardian? The Problem? Our Solution? ALFs need dedicated medication care and coordination - rising complexity of drug regimens Accuracy/adherence challenges Purpose-built to provide medication care coordination in ALF Technology + Clinical Oversight + Local Service Lower Costs The Result: Better Outcomes

Guardian’s Proven Model: Scaled, Profitable, Resilient Scale drives key profitability levers, and data analytics optimizes them: Purchasing, reimbursement, and national account leverage Multi-pronged growth strategy focused on expanding market share: Secular growth, organic growth, and disciplined M&A Experienced, co-founder-led management team with meaningful ownership: Thought leaders, proven operators, and disciplined capital allocators Strong financial performance and cash flow: Consistent growth and profitability, durable margins, healthy balance sheet Defensible competitive moat from a service-led, tech-enabled model: Local service and technology yield improved accuracy and adherence

Leading the Way in “ALF” Assisted Living Facilities

Focused on Highly Attractive ALF Market

ALF & Memory Care Pharmacy Market ~$7 Billion

Large Existing Market Opportunity
1,000,000+ Residents

Secular Tailwind
Increasing occupancy/aging population

Highly Fragmented Market
1,200+ Independent pharmacies

Rising Acuity – Healthcare Focus
Medication management top reason for entering ALF
(12-14 prescriptions daily/frequent drug changes)



OTC
6%
Ancillary
1%
Med A
7%
Commercial
5%
Medicaid
10%
Med D
70%

Guardian Revenue By Payor Type[1]

(1) As of September 30, 2025. Percentages may not foot due to rounding.

Sources: Access Market Intelligence, AHCA/NCAL, Grand View Research, IBIS World

Guardian Pharmacy Services

Guardian Pharmacy Services 2025 | 7

More than a Pharmacy – A Medication Care Coordination Partner in ALF Built for the Unique Needs of ALF Drug Regimen Review Proper Formulary Refill Authorization Compliance Packaging Ensure Drug Administration Training/Compliance Consulting

A Market Leader in ALF

Large # of
Residents Served (1)
~140,000+ ALF Residents
~204,000+ Total Residents

Strong
Volumes/Scale
~28 mm Prescriptions(2)

High
Adoption Rates in ALF
~90%(1)

Unique and Scalable Model
Local Service Model
+
Centralized Support

ALF Market Share
13% Nationwide(3)

(1) As of September 30, 2025.
(2) 2025E based on annualized prescription data as of September 30, 2025.
(3) Based on NIC MAP® data as of June 2025.

Guardian Pharmacy Services 2025 | 9

National Reach, Local Impact ALF & Memory Care Market Share – 13% Nationwide Market Share by State(2) 54 Pharmacy Locations (1) Most Mature Pharmacy Average Large opportunity ahead for continued market share gains in existing states Locations as of 12/31/2025. Market share for the pharmacies is based on NIC MAP® data as of June 2025. Shows states where we have greater than 9,000 residents, excluding Washington, Oregon and New Jersey.

Institutional Pharmacies Skilled Nursing (SNF) Focused/Centralized Favorable Competitive Landscape/High Barriers to Entry Competitors Independent Pharmacies Strong Local Service/Less Profitable Large Investments Long timeline to profitability Scale required Leadership/talent build Reimbursement complexity Regulatory & license burden High Barriers to Entry

Growth Levers Organic + Acquisitions

Multiple Organic Growth Drivers Organic Growth Drivers ADD NEW FACILITIES INCREASE ADOPTION RATES LAUNCH GREENFIELD STARTUPS

Expansion into Adjacent and New Underserved and Growth Markets Organic Growth – Greenfield Start-Ups Recent Greenfields (2020-2025) 2025 SW + SE Florida Naples 2024 Cincinnati Columbus 2024 Des Moines/Grand island Omaha 2024 Tulsa/Eufaula Oklahoma City 2023 Grand Rapids Eastern Michigan 2023 Wyethville Northern Virginia 2022 St. Louis Kansas City 2021 St. Cloud Minneapolis Growth seeded by existing residents in contiguous pharmacy market 20 Greenfields

Measured and Strategic Approach to M&A Acquisitions Target Pool: ~100 Typical Target Size Guardian’s Priority Geography A leader who can develop the local team to manage growth An operator who seeks to tap into a broader network of knowledge and expertise to improve and grow the business A collaborative business partner and team player who exercises good judgment Answer national ALF demand Fill white spaces in growth markets ~$10 - $30 mm revenue ~2,000 - 3,500 residents

Goal: Targeted Level of Accretion by Year 4 Year 1 Year 2-3 Year 4+ Launch collaborative integration process Pouring concrete - the foundation Integration Build Team & Systems Integration Profitability improves Core functions set foundation for future profitability Margins approach corporate average Execution Optimization Profitability Growth Purchasing Margin Management Tools Reimbursement National Sales Accounts

Eastern Michigan Northern Virginia Multiple Locations Projected to Achieve Targeted Accretion Ahead Acquisition & Greenfield Impact Opportunity 2020 High single-digit organic growth at targeted operating margin Cincinnati, OH Minneapolis, MN Grand Island, NE Kansas City, KS Greenfields Acquisitions 2021 2022 2026 2028 2023 2027 2024 2025 2029 2020 Wichita, KS Naples, FL Seattle, WA Eugene, OR Heartland Denver Boise Idaho Falls Salt Lake City Freedom (NJ) Omaha, NE Oklahoma City, OK Columbus, OH

Competitive Advantage Service & Technology

Integrated Ecosystem – Service Led, Data-Driven Clinical Intelligence Powering Financial Optimization and Better Outcomes Visibility, Control, and Consistency “Financial Engine” Drive Margin Improvement • Purchasing • Reimbursement optimization • Drug mix & margin management Scale-driven economics Internal “Clinical Brain” Improve Resident Outcomes • Clinical interventions Regimen optimization • Formulary alignment External

~112,558(1) Allergies, Duplicate Meds, Drug-Drug Interactions, Clarification, Medicine Reconciliation Formulary Optimization Savings $41 mm(1) Better Outcomes, Lower Costs Proper Drug Regimen Clinical Interventions Savings to Residents For full-year 2024.

Proprietary Ecosystem Amplified by Supporting Technology Promotes Accuracy Advanced Robotics Improves accuracy/efficiency Robotics (dispensing/screening) Promotes Adherence Near 100% Adherence rate + eMAR Integration with ALF Smarter Tech, Better Service

Financial Performance Consistent Execution & Results

Consistent Track Record of Growth See the financial information appendix to this presentation for a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP financial measures. 2025E represents 2025 guidance for revenue and adjusted EBITDA at the midpoint of the range. ~16% Estimated Revenue CAGR 2012-2025 COVID-19 Revenue ($ in millions) Adjusted EBITDA ($ in millions) (2)

Resident and Prescription Growth Resident Count (in thousands) (1) As of September 30, 2025. (2) 2025E based on annualized prescription data as of September 30, 2025 (2) 151 163 186 204 20 22 24 28 (1) Prescription Growth (in millions)

Demonstrated Durable Margin Profile Adj. EBITDA Margin excludes share-based compensation, certain legal and other regulatory matters, non-recurring IPO costs, and non-recurring settlement proceeds related to payor reimbursement. See the financial information appendix to this presentation for a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP financial measure COVID-19 pandemic (1) Gross Margin Adjusted EBITDA Margin

Return focused $14 $19 $37 (1) Cash conversion for YTD as of September 30, 2025. Defined as Adjusted EBITDA ($75.7 million) minus capex ($15.3 million) and taxes ($14.6 million), divided by Adjusted EBITDA. See the financial information appendix to this presentation for a reconciliation of Adjusted EBITDA to its most directly comparable GAAP financial measure. Steady Cash Build ($ in millions) Cash Conversion(1) ~60% Strong Cash Flow and Stewards of Capital

Outlook

IRA Update IRA Negotiated Lower Prices (MFP) under Medicare Part B and D for certain high-spend, branded drugs with no generic alternative Branded drugs selected for 2026: Anticoagulants: Eliquis, Xarelto Diabetes/CKD/HF therapies: Januvia, Farxiga, Jardiance Others: Enbrel, Stelara, Imbruvica CMS reimbursement = MFP + Dispense Fee X Sell-Side Spread Eliminated on Select Branded Drugs (sold to resident at MFP) Inflation Reduction Act

IRA – Mitigation Initiatives 2026 - 2027 2024 2025 Insulin Inhalers IRA Impact on Key Branded Drugs Business Initiatives: Efficiency Improvements and Purchasing Optimization, etc. Coordination with Payors

Projected 2025/2026 Financial Outlook Summary 2026 Guidance (1) Adjusted EBITDA $104-$106 million Adjusted EBITDA $115-$118 million Revenue $1.40-$1.42 Billion Revenue $1.43-$1.45 Billion 2025 Guidance(1) 7.4% Adjusted EBITDA Margin >8% Adjusted EBITDA Margin LDD Adjusted EBITDA Organic Growth (1) 2025 and 2026 Guidance are as reported by the Company on 1/13/2026.

Projected 2025/2026 Financial Outlook Adjusted EBITDA ($ in millions) REVENUE ($ in millions) *Represents Guardian’s 2025 projected revenue at the midpoint and adjusted as if IRA-mandated drug price decreases had been effective as of January 1, 2025. Reported Revenue ~ High Single Digit Revenue Growth ~ High Single-Digit Growth

Q&A

Appendix

Reconciliation of Adjusted EBITDA 2025 YTD as of September 30, 2025.